UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2026
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STRIVE, INC.
(Exact name of Registrant as Specified in Its Charter)
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Nevada	001-41612	88-1293236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Ct., Suite 1400, Dallas, Texas 75201
(Address of principal executive offices and zip code)
Registrant’s Telephone Number, Including Area Code: (855) 427-7360
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ASST	The Nasdaq Stock Market LLC
Variable Rate Series A Perpetual Preferred Stock, $0.001 par value per share	SATA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On March 11, 2026, Strive, Inc. (the "Company" or "Strive") released a press release announcing the following business updates. A copy of the press release is attached hereto as Exhibit 99.1.
Investment in Strategy STRC Stock
Strive has purchased $50 million of Strategy Variable Rate Series A Perpetual Stretch Preferred Stock (Nasdaq: STRC).
Cash and cash equivalents, bitcoin, and capital stock update
As of March 9, 2026, Strive held $143.4 million of cash and cash equivalents, of which $50 million was subsequently utilized to purchase shares of STRC, and 13,311 bitcoin. Strive had 56,897,668 shares of Class A common stock, 9,880,117 shares of Class B common stock, and 4,275,118 shares of Variable Rate Series A Perpetual Preferred Stock ("SATA Stock") outstanding as of March 9, 2026.
SATA Stock dividend coverage
Strive has an interest reserve totaling over 18 months of SATA Stock dividends, consisting of 12 months held in cash and cash equivalents and 6 months held in STRC (based on current STRC trading prices, which are subject to market conditions).
Enhancements to SATA Stock Guidance
Strive updated its intended long-term trading price range on SATA Stock from $95 to $105 per share of SATA Stock to $99 to $101 per share. Strive also does not intend to issue SATA Stock via the ATM program or follow-on offerings below a price of $100 per share of SATA Stock.
Adjustment to Dividend Rate on Variable Rate Series A Perpetual Preferred Stock
Strive's board of directors increased the regular dividend rate per annum on the SATA Stock from 12.50% to 12.75% effective for monthly periods commencing on or after March 16, 2026.
Cash Dividend Declaration
Strive announced that its board of directors declared a cash dividend of $1.0625 per share of SATA Stock, which represents a per annum dividend rate of 12.75% on the SATA Stock. Payment will be made on April 15, 2026 to stockholders of record of SATA Stock at the close of business on April 1, 2026.
ROC Dividend Guidance
From a U.S. federal income tax perspective, to the extent distributions on the SATA Stock are not treated as being made out of the Company's accumulated or current earnings and profits, they will be treated generally as tax-deferred recovery of capital to the extent of the investor’s tax basis (in the case of a U.S. investor) and will be treated as exempt from U.S. dividend withholding tax (in the case of a non-U.S. investor). The Company does not have any accumulated earnings and profits, and does not expect to generate current earnings and profits in the current year or the foreseeable future.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, express or implied statements regarding the outlook and expectations of Strive, the strategic benefits and financial benefits of the merger transaction with Semler Scientific, Inc. (the "merger transaction"), including the expected impact of the merger transaction on the combined company’s future financial performance and the ability to successfully integrate the combined businesses, and the Company’s intentions with respect to adjusting the SATA Stock monthly regular dividend rate per annum. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgments of Strive and its respective management team about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements as a result of various important factors. Other risks, uncertainties and assumptions, including, among others, the following:
•the outcome of any legal proceedings that may be instituted against Strive or its subsidiaries;
•the possibility that the anticipated benefits of the merger transaction are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;
•the diversion of management’s attention from ongoing business operations and opportunities;
•dilution caused by Strive’s issuance of additional shares of its Class A common stock or SATA Stock;
•potential adverse reactions of Strive’s clients and customers or changes to business or employee relationships, including those resulting from the completion of the merger transaction;
•other factors that may affect future results of Strive or the future trading performance of its Class A common stock or SATA Stock.
•These factors are not necessarily all of the factors that could cause the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm the combined company’s results.
Although Strive believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that the actual results of Strive will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Strive’s Annual Report on Form 10-K, Strive’s Form S-4 filed on August 6, 2025 and October 10, 2025, under the “Supplementary Risk Factors” filed as an exhibit to Strive’s Current Report on Form 8-K filed with the SEC on September 24, 2025, Semler Scientific’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024 and quarterly reports on Form 10-Q, and other documents subsequently filed by Strive and Semler Scientific, Inc. with the SEC.
The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive or its businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements contained herein speak only as of the date hereof, and Strive undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Press release, dated March 11, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strive, Inc.

Date:	March 11, 2026	By:	/s/ Matthew Cole
Matthew Cole
Chief Executive Officer